Exhibit 99.2

Discover Financial Services
GAAP Basis 1
(unaudited, dollars in thousands, except per share statistics)
	Quarter Ended					November 30, 2010		Year Ended
	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	vs. November 30, 2009		Nov 30, 2010	Nov 30, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,499,347	$1,535,939	$1,551,782	$1,559,150	$638,086	$861,261	135%	$6,146,218	$3,145,080	$3,001,138	95%
Interest Expense	375,506	389,137	404,621	413,724	314,158	61,348	20%	1,582,988	1,251,284	331,704	27%
Net Interest Income	1,123,841	1,146,802	1,147,161	1,145,426	323,928	799,913	NM	4,563,230	1,893,796	2,669,434	141%
Other Income 2	472,135	564,144	512,844	545,876	1,253,559	(781,424)	(62%)	2,094,999	4,840,595	(2,745,596)	(57%)
Revenue Net of Interest Expense	1,595,976	1,710,946	1,660,005	1,691,302	1,577,487	18,489	1%	6,658,229	6,734,391	(76,162)	(1%)
Provision for Loan Losses	382,670	712,565	724,264	1,387,206	399,732	(17,062)	(4%)	3,206,705	2,362,405	844,300	36%
Employee Compensation and Benefits	200,139	204,210	202,536	195,764	191,516	8,623	5%	802,649	827,683	(25,034)	(3%)
Marketing and Business Development	149,911	130,532	97,970	84,673	113,851	36,060	32%	463,086	406,020	57,066	14%
Information Processing & Communications	67,249	62,357	63,087	65,418	72,192	(4,943)	(7%)	258,111	289,209	(31,098)	(11%)
Professional Fees	103,479	85,289	78,067	75,813	92,910	10,569	11%	342,648	321,329	21,319	7%
Premises and Equipment	17,001	17,722	17,691	17,860	18,282	(1,281)	(7%)	70,274	73,014	(2,740)	(4%)
Other Expense	90,296	66,128	54,197	35,276	118,748	(28,452)	(24%)	245,897	333,833	(87,936)	(26%)
Total Other Expense	628,075	566,238	513,548	474,804	607,499	20,576	3%	2,182,665	2,251,088	(68,423)	(3%)
Income Before Income Taxes 2	585,231	432,143	422,193	(170,708)	570,256	14,975	3%	1,268,859	2,120,898	(852,039)	(40%)
Tax Expense	235,589	171,526	164,126	(67,170)	217,719	17,870	8%	504,071	844,713	(340,642)	(40%)
Net Income 2	$349,642	$260,617	$258,067	$(103,538)	$352,537	$(2,895)	(1%)	$764,788	$1,276,185	$(511,397)	(40%)

Net Income Allocated to Common Stockholders 2, 3	$346,517	$258,194	$184,590	$(122,233)	$330,505	$16,012	5%	$667,938	$1,206,965	$(539,027)	(45%)

Effective Tax Rate 4	40.3%	39.7%	38.9%	39.3%	38.2%			39.7%	39.8%

Balance Sheet Statistics
Total Assets	$60,784,968	$60,057,553	$62,153,678	$66,818,951	$46,020,987	$14,763,981	32%	$60,784,968	$46,020,987	$14,763,981	32%
Tangible Assets 5	$60,340,574	$59,611,493	$61,705,953	$66,369,560	$45,569,930	$14,770,644	32%	$60,340,574	$45,569,930	$14,770,644	32%
Total Equity	$6,456,846	$6,111,297	$6,038,267	$7,015,048	$8,435,547	$(1,978,701)	(23%)	$6,456,846	$8,435,547	$(1,978,701)	(23%)
Total Common Equity	$6,456,846	$6,111,297	$6,038,267	$5,853,594	$7,277,481	$(820,635)	(11%)	$6,456,846	$7,277,481	$(820,635)	(11%)
Total Common Equity/Total Assets	10.6%	10.2%	9.7%	8.8%	15.8%			10.6%	15.8%
Total Common Equity/Net Loans 6	14.2%	13.2%	13.1%	12.8%	33.3%			14.2%	33.3%
Book Value per share 7	$11.85	$11.22	$11.10	$12.90	$15.54	$(3.69)	(24%)	$11.85	$15.54	$(3.69)	(24%)
ROE 2,8	22%	17%	16%	(6%)	16%			12%	17%

Allowance for Loan Loss (period end)	$3,304,118	$3,743,721	$3,930,624	$4,207,360	$1,757,899	$1,546,219	88%	$3,304,118	$1,757,899	$1,546,219	88%
Change in Loan Loss Reserves	$(414,261)	$(186,903)	$(276,736)	$305,000	$(74,461)	$(339,800)	NM	$(572,900)	$383,314	$(956,214)	NM
Reserve Rate 9	6.77%	7.47%	7.86%	8.40%	7.44%	(67)	bps	6.77%	7.44%	(67)	bps

Per Share Statistics
Basic EPS 2, 10	$0.64	$0.47	$0.34	$(0.22)	$0.61	$0.03	5%	$1.23	$2.39	$(1.16)	(49%)
Diluted EPS 2, 10	$0.64	$0.47	$0.33	$(0.22)	$0.60	$0.04	7%	$1.22	$2.38	$(1.16)	(49%)
Common Stock Price (period end)	$18.28	$14.51	$13.45	$13.65	$15.46	$2.82	18%	$18.28	$15.46	$2.82	18%
Ending Common Shares Outstanding (000's)	544,682	544,550	543,993	543,777	542,922	1,760	0%	544,682	542,922	1,760	0%
Weighted Average Common Shares Outstanding (000's)	544,615	544,314	543,875	543,422	542,826	1,789	0%	544,058	504,550	39,508	8%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	544,683	547,082	552,060	543,422	551,343	(6,660)	(1%)	548,760	507,907	40,853	8%

Loan Receivables
Total Loans	$48,836,413	$50,130,664	$50,024,718	$50,093,516	$23,625,084	25,211,329	107%	$48,836,413	$23,625,084	$25,211,329	107%
Average Total Loans	$48,596,601	$49,687,300	$49,818,909	$51,555,460	$23,835,598	24,761,003	104%	$49,909,187	$26,552,574	$23,356,613	88%

Interest Yield 11	12.24%	12.16%	12.25%	12.15%	10.25%	199	bps	12.20%	11.31%	89	bps
Net Principal Charge-off Rate 12	6.58%	7.18%	7.97%	8.51%	7.98%	(140)	bps	7.57%	7.45%	12	bps
Delinquency Rate (over 30 days) 13	3.89%	4.16%	4.52%	5.05%	4.92%	(103)	bps	3.89%	4.92%	(103)	bps
Delinquency Rate (over 90 days) 14	2.03%	2.19%	2.45%	2.77%	2.58%	(55)	bps	2.03%	2.58%	(55)	bps
Net Charge-off Dollars	$796,931	$899,468	$1,001,000	$1,082,206	$474,193	322,738	68%	$3,779,605	$1,979,091	$1,800,514	91%
Loans Delinquent Over 30 Days	$1,901,924	$2,083,128	$2,263,608	$2,529,580	$1,161,497	740,427	64%	$1,901,924	$1,161,497	$740,427	64%
Loans Delinquent Over 90 Days	$993,618	$1,098,611	$1,224,526	$1,386,386	$608,437	385,181	63%	$993,618	$608,437	$385,181	63%

Transactions Processed on Networks (000's)
Discover Network	412,558	418,423	392,571	381,562	387,350	25,208	7%	1,605,114	1,513,955	91,159	6%
PULSE Network	901,184	882,172	805,281	719,906	676,817	224,367	33%	3,308,543	2,878,720	429,823	15%
Total	1,313,742	1,300,595	1,197,852	1,101,468	1,064,167	249,575	23%	4,913,657	4,392,675	520,982	12%

Volume
PULSE Network	$31,333,712	$30,581,850	$28,645,624	$27,617,635	$24,667,926	$6,665,786	27%	$118,178,821	$109,302,121	$8,876,700	8%
Third-Party Issuers	1,768,429	1,793,785	1,678,337	1,561,929	1,522,269	246,160	16%	6,802,480	5,671,555	1,130,925	20%
Diners Club International 15	7,327,446	6,542,418	6,708,533	6,554,504	7,172,809	154,637	2%	27,132,901	26,172,977	959,924	4%
Total Payment Services	40,429,587	38,918,053	37,032,494	35,734,068	33,363,004	7,066,583	21%	152,114,202	141,146,653	10,967,549	8%
Discover Network - Proprietary 16	24,075,419	24,880,163	23,631,719	23,172,534	22,712,600	1,362,819	6%	95,759,835	90,688,997	5,070,838	6%
Total	$64,505,006	$63,798,216	$60,664,213	$58,906,602	$56,075,604	$8,429,402	15%	$247,874,037	$231,835,650	$16,038,387	7%

Discover Financial Services
As Adjusted Basis (for 2009 data)
(unaudited, dollars in thousands, except per share statistics)
	Quarter Ended					November 30, 2010		Year Ended
	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	vs. November 30, 2009		Nov 30, 2010	Nov 30, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,499,347	$1,535,939	$1,551,782	$1,559,150	$1,576,442	$(77,095)	(5%)	$6,146,218	$6,435,152	$(288,934)	(4%)
Interest Expense	375,506	389,137	404,621	413,724	393,160	(17,654)	(4%)	1,582,988	1,605,499	(22,511)	(1%)
Net Interest Income	1,123,841	1,146,802	1,147,161	1,145,426	1,183,282	(59,441)	(5%)	4,563,230	4,829,653	(266,423)	(6%)
Other Income	472,135	564,144	512,844	545,876	550,229	(78,094)	(14%)	2,094,999	2,186,064	(91,065)	(4%)
Revenue Net of Interest Expense	1,595,976	1,710,946	1,660,005	1,691,302	1,733,511	(137,535)	(8%)	6,658,229	7,015,717	(357,488)	(5%)
Provision for Loan Losses	382,670	712,565	724,264	1,387,206	1,258,261	(875,591)	(70%)	3,206,705	5,123,030	(1,916,325)	(37%)
Employee Compensation and Benefits	200,139	204,210	202,536	195,764	191,516	8,623	5%	802,649	827,683	(25,034)	(3%)
Marketing and Business Development	149,911	130,532	97,970	84,673	113,851	36,060	32%	463,086	406,020	57,066	14%
Information Processing & Communications	67,249	62,357	63,087	65,418	72,192	(4,943)	(7%)	258,111	289,209	(31,098)	(11%)
Professional Fees	103,479	85,289	78,067	75,813	92,910	10,569	11%	342,648	321,329	21,319	7%
Premises and Equipment	17,001	17,722	17,691	17,860	18,282	(1,281)	(7%)	70,274	73,014	(2,740)	(4%)
Other Expense	90,296	66,128	54,197	35,276	89,756	540	1%	245,897	304,841	(58,944)	(19%)
Total Other Expense	628,075	566,238	513,548	474,804	578,507	49,568	9%	2,182,665	2,222,096	(39,431)	(2%)
Income Before Income Taxes	585,231	432,143	422,193	(170,708)	(103,257)	688,488	NM	1,268,859	(329,409)	1,598,268	NM
Tax Expense	235,589	171,526	164,126	(67,170)	(44,037)	279,626	NM	504,071	(92,125)	596,196	NM
Net Income	$349,642	$260,617	$258,067	$(103,538)	$(59,220)	$408,862	NM	$764,788	$(237,284)	$1,002,072	NM

Net Income Allocated to Common Stockholders 3	$346,517	$258,194	$184,590	$(122,233)	$(77,855)	$424,372	NM	$667,938	$(290,539)	$958,477	NM

Effective Tax Rate 4	40.3%	39.7%	38.9%	39.3%	42.6%			39.7%	28.0%

Balance Sheet Statistics
Total Assets	$60,784,968	$60,057,553	$62,153,678	$66,818,951	$67,116,359	$(6,331,391)	(9%)	$60,784,968	$67,116,359	$(6,331,391)	(9%)
Tangible Assets 5	$60,340,574	$59,611,493	$61,705,953	$66,369,560	$66,665,302	$(6,324,728)	(9%)	$60,340,574	$66,665,302	$(6,324,728)	(9%)
Total Equity	$6,456,846	$6,111,297	$6,038,267	$7,015,048	$7,102,991	$(646,145)	(9%)	$6,456,846	$7,102,991	$(646,145)	(9%)
Total Common Equity	$6,456,846	$6,111,297	$6,038,267	$5,853,594	$5,944,925	$511,921	9%	$6,456,846	$5,944,925	$511,921	9%
Tangible Common Equity 17	$6,012,452	$5,665,237	$5,590,542	$5,404,203	$5,493,868	$518,584	9%	$6,012,452	$5,493,868	$518,584	9%
Tangible Common Equity/Tangible Assets 17, 18	10.0%	9.5%	9.1%	8.1%	8.2%			10.0%	8.2%
Tangible Common Equity/Net Loans 6, 17, 19	13.2%	12.2%	12.1%	11.8%	11.7%			13.2%	11.7%
Tangible Common Equity per share 17, 20	$11.04	$10.40	$10.28	$9.94	$10.12	$0.92	9%	$11.04	$10.12	$0.92	9%
ROE 8	22%	17%	16%	(6%)	(3%)			12%	(4%)

Net Interest Margin 21	9.28%	9.16%	9.14%	9.01%	9.38%	(10)	bps	9.14%	9.45%	(31)	bps
Return on Loan Receivables 22	2.89%	2.08%	2.06%	(0.81%)	(0.47%)	336	bps	1.53%	(0.46%)	199	bps

Allowance for Loan Loss (period end)	$3,304,118	$3,743,721	$3,930,624	$4,207,360	$3,902,360	$(598,242)	(15%)	$3,304,118	$3,902,360	$(598,242)	(15%)
Change in Loan Loss Reserves	$(414,261)	$(186,903)	$(276,736)	$305,000	$194,789	$(609,050)	NM	$(572,900)	$1,148,002	$(1,720,902)	(150%)
Reserve Rate 9	6.77%	7.47%	7.86%	8.40%	7.67%	(90)	bps	6.77%	7.67%	(90)	bps
Reserve Rate (excluding guaranteed student loans) 23	6.87%	7.80%	8.21%	8.73%	7.87%	(100)	bps	6.87%	7.87%	(100)	bps

Per Share Statistics
Basic EPS 10	$0.64	$0.47	$0.34	$(0.22)	$(0.14)	$0.78	NM	$1.23	$(0.58)	$1.81	NM
Diluted EPS 10	$0.64	$0.47	$0.33	$(0.22)	$(0.14)	$0.78	NM	$1.22	$(0.58)	$1.80	NM
Common Stock Price (period end)	$18.28	$14.51	$13.45	$13.65	$15.46	$2.82	18%	$18.28	$15.46	$2.82	18%
Ending Common Shares Outstanding (000's)	544,682	544,550	543,993	543,777	542,922	1,760	0%	544,682	542,922	1,760	0%
Weighted Average Common Shares Outstanding (000's)	544,615	544,314	543,875	543,422	542,826	1,789	0%	544,058	504,550	39,508	8%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	544,683	547,082	552,060	543,422	542,826	1,857	0%	548,760	504,550	44,210	9%

Loan Receivables
Total Loans	$48,836,413	$50,130,664	$50,024,718	$50,093,516	$50,854,146	(2,017,733)	(4%)	$48,836,413	$50,854,146	$(2,017,733)	(4%)
Average Total Loans	$48,596,601	$49,687,300	$49,818,909	$51,555,460	$50,585,332	(1,988,731)	(4%)	$49,909,187	$51,130,117	$(1,220,930)	(2%)

Interest Yield 11	12.24%	12.16%	12.25%	12.15%	12.35%	(11)	bps	12.20%	12.40%	(20)	bps
Net Principal Charge-off Rate 12	6.58%	7.18%	7.97%	8.51%	8.43%	(185)	bps	7.57%	7.77%	(20)	bps
Delinquency Rate (over 30 days) 13	3.89%	4.16%	4.52%	5.05%	5.31%	(142)	bps	3.89%	5.31%	(142)	bps
Delinquency Rate (over 90 days) 14	2.03%	2.19%	2.45%	2.77%	2.78%	(75)	bps	2.03%	2.78%	(75)	bps
Net Charge-off Dollars	$796,931	$899,468	$1,001,000	$1,082,206	$1,063,472	$(266,541)	(25%)	$3,779,605	$3,975,028	$(195,423)	(5%)
Loans Delinquent Over 30 Days	$1,901,924	$2,083,128	$2,263,608	$2,529,580	$2,700,959	$(799,035)	(30%)	$1,901,924	$2,700,959	$(799,035)	(30%)
Loans Delinquent Over 90 Days	$993,618	$1,098,611	$1,224,526	$1,386,386	$1,411,779	$(418,161)	(30%)	$993,618	$1,411,779	$(418,161)	(30%)

Segment - Income Before Income Taxes
Direct Banking	$553,905	$395,299	$385,939	$(207,665)	$(127,028)	$680,933	NM	$1,127,478	$(435,953)	$1,563,431	NM
Payment Services	31,326	36,844	36,254	36,957	23,771	7,555	32%	141,381	106,544	34,837	33%
Total	$585,231	$432,143	$422,193	$(170,708)	$(103,257)	$688,488	NM	$1,268,859	$(329,409)	$1,598,268	NM

Note: As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented for each of the fiscal quarters in the year ended November 30, 2009 if the trusts used in the Company’s securitization activities were consolidated into the Company’s  financial statements for such periods. As adjusted income statement data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009. For reconciliation of comparable GAAP measures see Reconciliation of GAAP to As Adjusted data.

Discover Financial Services
Direct Banking Segment
Managed Basis 24
(unaudited, dollars in thousands)
	Quarter Ended					November 30, 2010		Year Ended
	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	vs. November 30, 2009		Nov 30, 2010	Nov 30, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,499,343	$1,535,934	$1,551,775	$1,559,147	$1,585,612	$(86,269)	(5%)	$6,146,199	$6,459,974	$(313,775)	(5%)
Interest Expense	375,423	389,059	404,577	413,686	403,266	(27,843)	(7%)	1,582,745	1,648,198	(65,453)	(4%)
Net Interest Income	1,123,920	1,146,875	1,147,198	1,145,461	1,182,346	(58,426)	(5%)	4,563,454	4,811,776	(248,322)	(5%)
Other Income	403,591	495,771	447,711	480,341	924,499	(520,908)	(56%)	1,827,414	3,677,881	(1,850,467)	(50%)
Revenue Net of Interest Expense	1,527,511	1,642,646	1,594,909	1,625,802	2,106,845	(579,334)	(27%)	6,390,868	8,489,657	(2,098,789)	(25%)
Provision for Loan Losses	382,670	712,565	724,264	1,387,206	989,009	(606,339)	(61%)	3,206,705	4,358,341	(1,151,636)	(26%)
Total Other Expense	590,936	534,782	484,706	446,261	571,351	19,585	3%	2,056,685	2,116,962	(60,277)	(3%)
Income Before Income Taxes	$553,905	$395,299	$385,939	$(207,665)	$546,485	$7,420	1%	$1,127,478	$2,014,354	$(886,876)	(44%)

Net Interest Margin 21	9.28%	9.16%	9.14%	9.01%	9.37%	(9)	bps	9.14%	9.41%	(27)	bps
Pretax Return on Loan Receivables 25	4.57%	3.16%	3.07%	(1.63%)	4.33%	24	bps	2.26%	3.94%	(168)	bps

Loan Receivables
Total Loans	$48,836,413	$50,130,664	$50,024,718	$50,093,516	$50,860,372	$(2,023,959)	(4%)	$48,836,413	$50,860,372	$(2,023,959)	(4%)
Average Total Loans	$48,596,601	$49,687,300	$49,818,909	$51,555,460	$50,590,846	$(1,994,245)	(4%)	$49,909,187	$51,140,614	$(1,231,427)	(2%)

Interest Yield 11	12.24%	12.16%	12.25%	12.15%	12.34%	(10)	bps	12.20%	12.36%	(16)	bps
Net Principal Charge-off Rate 12	6.58%	7.18%	7.97%	8.51%	8.43%	(185)	bps	7.57%	7.77%	(20)	bps
Delinquency Rate (over 30 days) 13	3.89%	4.16%	4.52%	5.05%	5.31%	(142)	bps	3.89%	5.31%	(142)	bps
Delinquency Rate (over 90 days) 14	2.03%	2.19%	2.45%	2.77%	2.78%	(75)	bps	2.03%	2.78%	(75)	bps
Net Charge-off Dollars	$796,931	$899,468	$1,001,000	$1,082,206	$1,063,472	$(266,541)	(25%)	$3,779,605	$3,975,028	$(195,423)	(5%)
Loans Delinquent Over 30 Days	$1,901,924	$2,083,128	$2,263,608	$2,529,580	$2,700,959	$(799,035)	(30%)	$1,901,924	$2,700,959	$(799,035)	(30%)
Loans Delinquent Over 90 Days	$993,618	$1,098,611	$1,224,526	$1,386,386	$1,411,779	$(418,161)	(30%)	$993,618	$1,411,779	$(418,161)	(30%)

Credit Card Loans
Credit Card Loans	$45,156,994	$45,248,166	$45,328,330	$45,761,239	$47,465,590	$(2,308,596)	(5%)	$45,156,994	$47,465,590	$(2,308,596)	(5%)
Average Credit Card Loans	$44,669,713	$44,905,220	$45,279,580	$47,646,479	$47,429,775	$(2,760,062)	(6%)	$45,616,791	$48,854,822	$(3,238,031)	(7%)

Interest Yield 11	12.68%	12.86%	12.93%	12.70%	12.75%	(7)	bps	12.79%	12.59%	20	bps
Net Principal Charge-off Rate 12	6.95%	7.73%	8.56%	9.00%	8.81%	(186)	bps	8.08%	8.00%	8	bps
Delinquency Rate (over 30 days) 13	4.06%	4.39%	4.85%	5.39%	5.60%	(154)	bps	4.06%	5.60%	(154)	bps
Delinquency Rate (over 90 days) 14	2.12%	2.35%	2.63%	2.98%	2.94%	(82)	bps	2.12%	2.94%	(82)	bps
Net Charge-off Dollars	$773,829	$875,292	$977,084	$1,057,920	$1,041,247	$(267,418)	(26%)	$3,684,125	$3,906,893	$(222,768)	(6%)
Loans Delinquent Over 30 Days	$1,831,119	$1,986,049	$2,196,312	$2,467,482	$2,656,689	$(825,570)	(31%)	$1,831,119	$2,656,689	$(825,570)	(31%)
Loans Delinquent Over 90 Days	$958,216	$1,062,171	$1,192,684	$1,364,801	$1,393,474	$(435,258)	(31%)	$958,216	$1,393,474	$(435,258)	(31%)

Total Discover Card Volume	$25,054,455	$25,552,568	$24,247,382	$23,844,456	$23,335,440	$1,719,015	7%	$98,698,861	$95,592,170	$3,106,691	3%
Discover Card Sales Volume	$23,219,361	$23,992,715	$22,858,772	$22,399,675	$21,903,694	$1,315,667	6%	$92,470,523	$87,460,552	$5,009,971	6%

Discover Financial Services
Direct Banking Segment
As Adjusted Basis (for 2009 data)
(unaudited, dollars in thousands)
	Quarter Ended					November 30, 2010		Year Ended
	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	vs. November 30, 2009		Nov 30, 2010	Nov 30, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,499,343	$1,535,934	$1,551,775	$1,559,147	$1,576,364	$(77,021)	(5%)	$6,146,199	$6,434,054	$(287,855)	(4%)
Interest Expense	375,423	389,059	404,577	413,686	393,128	(17,705)	(5%)	1,582,745	1,605,277	(22,532)	(1%)
Net Interest Income	1,123,920	1,146,875	1,147,198	1,145,461	1,183,236	(59,316)	(5%)	4,563,454	4,828,777	(265,323)	(5%)
Other Income	403,591	495,771	447,711	480,341	490,356	(86,765)	(18%)	1,827,414	1,946,270	(118,856)	(6%)
Revenue Net of Interest Expense	1,527,511	1,642,646	1,594,909	1,625,802	1,673,592	(146,081)	(9%)	6,390,868	6,775,047	(384,179)	(6%)
Provision for Loan Losses	382,670	712,565	724,264	1,387,206	1,258,261	(875,591)	(70%)	3,206,705	5,123,030	(1,916,325)	(37%)
Total Other Expense	590,936	534,782	484,706	446,261	542,359	48,577	9%	2,056,685	2,087,970	(31,285)	(1%)
Income Before Income Taxes	$553,905	$395,299	$385,939	$(207,665)	$(127,028)	$680,933	NM	$1,127,478	$(435,953)	$1,563,431	NM

Net Interest Margin 21	9.28%	9.16%	9.14%	9.01%	9.38%	(10)	bps	9.14%	9.44%	(30)	bps
Pretax Return on Loan Receivables 25	4.57%	3.16%	3.07%	(1.63%)	(1.01%)	558	bps	2.26%	(0.85%)	311	bps

Loan Receivables
Total Loans	$48,836,413	$50,130,664	$50,024,718	$50,093,516	$50,854,146	$(2,017,733)	(4%)	$48,836,413	$50,854,146	$(2,017,733)	(4%)
Average Total Loans	$48,596,601	$49,687,300	$49,818,909	$51,555,460	$50,585,332	$(1,988,731)	(4%)	$49,909,187	$51,130,117	$(1,220,930)	(2%)

Interest Yield 11	12.24%	12.16%	12.25%	12.15%	12.35%	(11)	bps	12.20%	12.40%	(20)	bps
Net Principal Charge-off Rate 12	6.58%	7.18%	7.97%	8.51%	8.43%	(185)	bps	7.57%	7.77%	(20)	bps
Delinquency Rate (over 30 days) 13	3.89%	4.16%	4.52%	5.05%	5.31%	(142)	bps	3.89%	5.31%	(142)	bps
Delinquency Rate (over 90 days) 14	2.03%	2.19%	2.45%	2.77%	2.78%	(75)	bps	2.03%	2.78%	(75)	bps
Net Charge-off Dollars	$796,931	$899,468	$1,001,000	$1,082,206	$1,063,472	$(266,541)	(25%)	$3,779,605	$3,975,028	$(195,423)	(5%)
Loans Delinquent Over 30 Days	$1,901,924	$2,083,128	$2,263,608	$2,529,580	$2,700,959	$(799,035)	(30%)	$1,901,924	$2,700,959	$(799,035)	(30%)
Loans Delinquent Over 90 Days	$993,618	$1,098,611	$1,224,526	$1,386,386	$1,411,779	$(418,161)	(30%)	$993,618	$1,411,779	$(418,161)	(30%)

Credit Card Loans
Credit Card Loans	$45,156,994	$45,248,166	$45,328,330	$45,761,239	$47,459,364	$(2,302,370)	(5%)	$45,156,994	$47,459,364	$(2,302,370)	(5%)
Average Credit Card Loans	$44,669,713	$44,905,220	$45,279,580	$47,646,479	$47,424,261	$(2,754,548)	(6%)	$45,616,791	$48,844,325	$(3,227,534)	(7%)

Interest Yield 11	12.68%	12.86%	12.93%	12.70%	12.76%	(8)	bps	12.79%	12.63%	16	bps
Net Principal Charge-off Rate 12	6.95%	7.73%	8.56%	9.00%	8.81%	(186)	bps	8.08%	8.00%	8	bps
Delinquency Rate (over 30 days) 13	4.06%	4.39%	4.85%	5.39%	5.60%	(154)	bps	4.06%	5.60%	(154)	bps
Delinquency Rate (over 90 days) 14	2.12%	2.35%	2.63%	2.98%	2.94%	(82)	bps	2.12%	2.94%	(82)	bps
Net Charge-off Dollars	$773,829	$875,292	$977,084	$1,057,920	$1,041,247	$(267,418)	(26%)	$3,684,125	$3,906,893	$(222,768)	(6%)
Loans Delinquent Over 30 Days	$1,831,119	$1,986,049	$2,196,312	$2,467,482	$2,656,689	$(825,570)	(31%)	$1,831,119	$2,656,689	$(825,570)	(31%)
Loans Delinquent Over 90 Days	$958,216	$1,062,171	$1,192,684	$1,364,801	$1,393,474	$(435,258)	(31%)	$958,216	$1,393,474	$(435,258)	(31%)

Total Discover Card Volume	$25,054,455	$25,552,568	$24,247,382	$23,844,456	$23,335,440	$1,719,015	7%	$98,698,861	$95,592,170	$3,106,691	3%
Discover Card Sales Volume	$23,219,361	$23,992,715	$22,858,772	$22,399,675	$21,903,694	$1,315,667	6%	$92,470,523	$87,460,552	$5,009,971	6%

Note: As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented for each of the fiscal quarters in the year ended November 30, 2009 if the trusts used in the Company’s securitization activities were consolidated into the  Company’s financial statements for such periods. As adjusted income statement data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009. For reconciliation of comparable GAAP measures see Reconciliation of GAAP to As Adjusted data.

Discover Financial Services
Payment Services Segment
(unaudited, dollars in thousands)
	Quarter Ended					November 30, 2010		Year Ended
	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	vs. November 30, 2009		Nov 30, 2010	Nov 30, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$4	$5	$7	$3	$78	$(74)	(95%)	$19	$1,098	$(1,079)	(98%)
Interest Expense	83	78	44	38	32	51	159%	243	222	21	9%
Net Interest Income	(79)	(73)	(37)	(35)	46	(125)	NM	(224)	876	(1,100)	(126%)
Other Income	68,544	68,373	65,133	65,535	59,873	8,671	14%	267,585	239,794	27,791	12%
Revenue Net of Interest Expense	68,465	68,300	65,096	65,500	59,919	8,546	14%	267,361	240,670	26,691	11%
Provision for Loan Losses	-	-	-	-	-	-	NM	-	-	-	NM
Total Other Expense	37,139	31,456	28,842	28,543	36,148	991	3%	125,980	134,126	(8,146)	(6%)
Income Before Income Taxes	$31,326	$36,844	$36,254	$36,957	$23,771	$7,555	32%	$141,381	$106,544	$34,837	33%

Volume
PULSE Network	$31,333,712	$30,581,850	$28,645,624	$27,617,635	$24,667,926	$6,665,786	27%	$118,178,821	$109,302,121	$8,876,700	8%
Third-Party Issuers	1,768,429	1,793,785	1,678,337	1,561,929	1,522,269	246,160	16%	6,802,480	5,671,555	1,130,925	20%
Diners Club International 15	7,327,446	6,542,418	6,708,533	6,554,504	7,172,809	154,637	2%	27,132,901	26,172,977	959,924	4%
Total Payment Services16	$40,429,587	$38,918,053	$37,032,494	$35,734,068	$33,363,004	$7,066,583	21%	$152,114,202	$141,146,653	$10,967,549	8%

Transactions Processed on PULSE Network (000's)	901,184	882,172	805,281	719,906	676,817	224,367	33%	3,308,543	2,878,720	429,823	15%

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO AS ADJUSTED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The trusts used in the securitization activities of Discover Financial Services (the "Company") are included in the Company's consolidated financial results beginning with the fiscal quarter ending February 28, 2010, in accordance with the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 166,  Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140  ("Statement No. 166") (codified under the FASB Accounting Standards Codification ("ASC") Section 860,  Transfers and Servicing ) and Statement of Financial Accounting Standards No. 167,  Amendments to FASB Interpretations No. 46(R)  ("Statement No. 167") (codified under ASC Section 810,  Consolidation), which were effective for the Company at the beginning of its current fiscal year, December 1, 2009.

The Company did not retrospectively adopt Statements No. 166 and 167 and, therefore, financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for 2010 and beyond will reflect the new accounting requirements, but the historical GAAP financial statements for periods ending on or before November 30, 2009 will continue to reflect the accounting applicable prior to the Company’s adoption of Statements No. 166 and 167.

To allow for a more meaningful historical comparison in analyzing financial data presented in 2010 and beyond, the Company has prepared financial statements showing how the Company's financial data would have been presented if the trusts used in the Company's securitization activities were consolidated into the Company's financial statements in 2009. In preparing the financial statements, the Company made securitization and as adjusted adjustments for each period.  Securitization adjustments reverse the effect of loan securitization by recharacterizing securitization income to report interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues in the same lines as non-securitized loans. As adjusted adjustments include additional amounts necessary to reflect results as if the trusts used in our securitization activities had been fully consolidated in our historical results and adjustments to exclude the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009.

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconcilation of TCE to common equity, a GAAP financial measure, is shown on the pages that follow.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.

Reserve rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. A reconciliation of total loans, a GAAP financial measure, to loans excluding the guaranteed portion of student loans is shown on the pages that follow. A portion of the Company's student loans are 97% guaranteed by the federal government under the Federal Family Education Loan Program. These guaranteed student loans carry little default risk and therefore, are reserved at a significantly lower rate than the remaining portfolio. Management believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss.

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009
GAAP Total Common Equity	$6,456,846	$6,111,297	$6,038,267	$5,853,594	$7,277,481
As Adjusted Adjustments26	-	-	-	-	(1,332,556)
As Adjusted Total Common Equity	6,456,846	6,111,297	6,038,267	5,853,594	5,944,925
Less: Goodwill	(255,421)	(255,421)	(255,421)	(255,421)	(255,421)
Less: Intangibles	(188,973)	(190,639)	(192,304)	(193,970)	(195,636)
As Adjusted Tangible Common Equity	$6,012,452	$5,665,237	$5,590,542	$5,404,203	$5,493,868

GAAP Book Value per share	$11.85	$11.22	$11.10	$12.90	$15.54
Less: As Adjusted Adjustments	-	-	-	0.00	(2.45)
As Adjusted Book Value per share	11.85	11.22	11.10	12.90	13.09
Less: Goodwill	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)
Less: Intangibles	(0.35)	(0.35)	(0.35)	(0.36)	(0.36)
Less: Preferred Stock	-	-	-	(2.14)	(2.13)
As Adjusted Tangible Common Equity per share	$11.04	$10.40	$10.28	$9.94	$10.12

GAAP Total Loans	$48,836,413	$50,130,664	$50,024,718	$50,093,516	$23,625,084
Securitization Adjustments27	NA	NA	NA	NA	27,235,288
Managed Basis	48,836,413	50,130,664	50,024,718	50,093,516	50,860,372
As Adjusted Adjustments	-	-	-	-	(6,226)
As Adjusted Total Loans	48,836,413	50,130,664	50,024,718	50,093,516	50,854,146
Less: Guaranteed portion of student loans	(764,458)	(2,128,446)	(2,120,231)	(1,910,889)	(1,274,453)
As Adjusted Total Loans Less: Guaranteed portion of student loans	$48,071,955	$48,002,218	$47,904,487	$48,182,627	$49,579,693

Reserve Rate
GAAP Basis	6.77%	7.47%	7.86%	8.40%	7.44%
Adjustments28	-	-	-	-	0.23%
As Adjusted	6.77%	7.47%	7.86%	8.40%	7.67%
Adjustments (to exclude guaranteed student loans)	0.10%	0.33%	0.35%	0.33%	0.20%
As Adjusted (excluding guaranteed student loans)	6.87%	7.80%	8.21%	8.73%	7.87%

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended	Year Ended		Quarter Ended	Year Ended
	Nov 30, 2009	Nov 30, 2009		Nov 30, 2009	Nov 30, 2009
Total Company			Total Company (continued)

Interest Income			Total Assets
GAAP Basis	$638,086	$3,145,080	GAAP Basis	$46,020,987	$46,020,987
Securitization Adjustments	947,604	3,315,992	Securitization Adjustments	26,968,289	26,968,289
Managed Basis	1,585,690	6,461,072	Managed Basis	72,989,276	72,989,276
As Adjusted Adjustments	(9,248)	(25,920)	As Adjusted Adjustments	(5,872,917)	(5,872,917)
As Adjusted	$1,576,442	$6,435,152	As Adjusted	$67,116,359	$67,116,359

Interest Expense			Tangible Assets
GAAP Basis	$314,158	$1,251,284	GAAP Basis	$45,569,930	$45,569,930
Securitization Adjustments	89,140	397,136	Securitization Adjustments	26,968,289	26,968,289
Managed Basis	403,298	1,648,420	Managed Basis	72,538,219	72,538,219
As Adjusted Adjustments	(10,138)	(42,921)	As Adjusted Adjustments	(5,872,917)	(5,872,917)
As Adjusted	$393,160	$1,605,499	As Adjusted	$66,665,302	$66,665,302

Net Interest Income			Total Equity
GAAP Basis	$323,928	$1,893,796	GAAP Basis	$8,435,547	$8,435,547
Securitization Adjustments	858,464	2,918,856	As Adjusted Adjustments	(1,332,556)	(1,332,556)
Managed Basis	1,182,392	4,812,652	As Adjusted	$7,102,991	$7,102,991
As Adjusted Adjustments	890	17,001
As Adjusted	$1,183,282	$4,829,653	Allowance for Loan Losses
			GAAP Basis	$1,757,899	$1,757,899
Other Income			As Adjusted Adjustments	2,144,461	2,144,461
GAAP Basis	$1,253,559	$4,840,595	As Adjusted	$3,902,360	$3,902,360
Securitization Adjustments	(269,187)	(922,920)
Managed Basis	984,372	3,917,675	Change in Loan Loss Reserves
As Adjusted Adjustments	(434,143)	(1,731,611)	GAAP Basis	$(74,461)	$383,314
As Adjusted	$550,229	$2,186,064	As Adjusted Adjustments	269,250	764,689
			As Adjusted	$194,789	$1,148,003
Revenue Net of Interest Expense
GAAP Basis	$1,577,487	$6,734,391	Loan Receivables
Securitization Adjustments	589,277	1,995,936
Managed Basis	2,166,764	8,730,327	Average Total Loans
As Adjusted Adjustments	(433,253)	(1,714,610)	GAAP Basis	$23,835,598	$26,552,574
As Adjusted	$1,733,511	$7,015,717	Securitization Adjustments	26,755,248	24,588,040
			Managed Basis	50,590,846	51,140,614
Provision for Loan Losses			As Adjusted Adjustments	(5,514)	(10,497)
GAAP Basis	$399,732	$2,362,405	As Adjusted	$50,585,332	$51,130,117
Securitization Adjustments	589,277	1,995,936
Managed Basis	989,009	4,358,341	Net Charge-off Dollars
As Adjusted Adjustments	269,252	764,689	GAAP Basis	$474,193	$1,979,091
As Adjusted	$1,258,261	$5,123,030	Adjustments	589,279	1,995,936
			As Adjusted	$1,063,472	$3,975,027
Other Expense
GAAP Basis	$118,748	$333,833	Loans Delinquent Over 30 Days
As Adjusted Adjustments	(28,992)	(28,992)	GAAP Basis	$1,161,497	$1,161,497
As Adjusted	$89,756	$304,841	Adjustments	1,539,462	1,539,462
			As Adjusted	$2,700,959	$2,700,959
Total Other Expense
GAAP Basis	$607,499	$2,251,088	Loans Delinquent Over 90 Days
As Adjusted Adjustments	(28,992)	(28,992)	GAAP Basis	$608,437	$608,437
As Adjusted	$578,507	$2,222,096	Adjustments	803,342	803,342
			As Adjusted	$1,411,779	$1,411,779
Income Before Income Taxes
GAAP Basis	$570,256	$2,120,898	Direct Banking Earnings Summary
As Adjusted Adjustments	(673,513)	(2,450,307)
As Adjusted	$(103,257)	$(329,409)	Interest Income
			Managed	$1,585,612	$6,459,974
Tax Expense			As Adjusted Adjustments	(9,248)	(25,920)
GAAP Basis	$217,719	$844,713	As Adjusted	$1,576,364	$6,434,054
As Adjusted Adjustments	(261,756)	(936,838)
As Adjusted	$(44,037)	$(92,125)	Interest Expense
			Managed	$403,266	$1,648,198
Net Income			As Adjusted Adjustments	(10,138)	(42,921)
GAAP Basis	$352,537	$1,276,185	As Adjusted	$393,128	$1,605,277
As Adjusted Adjustments	(411,757)	(1,513,469)
As Adjusted	$(59,220)	$(237,284)	Net Interest Income
			Managed	$1,182,346	$4,811,776
Net Income Allocated to Common Stockholders			As Adjusted Adjustments	890	17,001
GAAP Basis	$330,505	$1,206,965	As Adjusted	$1,183,236	$4,828,777
As Adjusted Adjustments	(408,360)	(1,497,504)
As Adjusted	$(77,855)	$(290,539)

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended	Year Ended		Quarter Ended	Year Ended
	Nov 30, 2009	Nov 30, 2009		Nov 30, 2009	Nov 30, 2009
Direct Banking Earnings Summary (continued)			Total Company Ratios

Other Income			Tangible Common Equity/Net Loans
Managed	$924,499	$3,677,881	GAAP Basis	31.2%	31.2%
As Adjusted Adjustments	(434,143)	(1,731,611)	Adjustments	(19.5%)	(19.5%)
As Adjusted	$490,356	$1,946,270	As Adjusted	11.7%	11.7%

Revenue Net of Interest Expense			ROE
Managed	$2,106,845	$8,489,657	GAAP Basis	16%	17%
As Adjusted Adjustments	(433,253)	(1,714,610)	Adjustments	(19%)	(21%)
As Adjusted	$1,673,592	$6,775,047	As Adjusted	(3%)	(4%)

Provision for Loan Losses			Net Interest Margin
Managed	$989,009	$4,358,341	GAAP Basis	5.45%	7.13%
As Adjusted Adjustments	269,252	764,689	Adjustments	3.93%	2.32%
As Adjusted	$1,258,261	$5,123,030	As Adjusted	9.38%	9.45%

Total Other Expense			Return on Loan Receivables
Managed	$571,351	$2,116,962	GAAP Basis	5.93%	4.81%
As Adjusted Adjustments	(28,992)	(28,992)	Adjustments	(6.40%)	(5.27%)
As Adjusted	$542,359	$2,087,970	As Adjusted	(0.47%)	(0.46%)

Income Before Income Taxes			Basic EPS
Managed	$546,485	$2,014,354	GAAP Basis	$0.61	$2.39
As Adjusted Adjustments	(673,513)	(2,450,307)	Adjustments	(0.75)	(2.97)
As Adjusted	$(127,028)	$(435,953)	As Adjusted	$(0.14)	$(0.58)

Pretax Return on Loan Receivables			Diluted EPS
GAAP Basis	4.33%	3.94%	GAAP Basis	$0.60	$2.38
Adjustments	(5.34%)	(4.79%)	Adjustments	(0.74)	(2.95)
As Adjusted	(1.01%)	(0.85%)	As Adjusted	$(0.14)	$(0.58)

Credit Card Loan Receivables			Loan Receivables Ratios

Credit Card Loans			Interest Yield
GAAP Basis	$20,230,302	$20,230,302	GAAP Basis	10.25%	11.31%
Securitization Adjustments	27,235,288	27,235,288	Adjustments	2.10%	1.09%
Managed Basis	47,465,590	47,465,590	As Adjusted	12.35%	12.40%
As Adjusted Adjustments	(6,226)	(6,226)
As Adjusted	$47,459,364	$47,459,364	Net Principal Charge-off Rate
			GAAP Basis	7.98%	7.45%
Average Credit Card Loans			Adjustments	0.45%	0.32%
GAAP Basis	$20,674,527	$24,266,782	As Adjusted	8.43%	7.77%
Securitization Adjustments	26,755,248	24,588,040
Managed Basis	47,429,775	48,854,822	Delinquency Rate (over 30 days)
As Adjusted Adjustments	(5,514)	(10,497)	GAAP Basis	4.92%	4.92%
As Adjusted	$47,424,261	$48,844,325	Adjustments	0.39%	0.39%
			As Adjusted	5.31%	5.31%
Net Charge-off Dollars
GAAP Basis	$451,970	$1,910,957	Delinquency Rate (over 90 days)
Adjustments	589,278	1,995,936	GAAP Basis	2.58%	2.58%
As Adjusted	$1,041,247	$3,906,893	Adjustments	0.20%	0.20%
			As Adjusted	2.78%	2.78%
Loans Delinquent Over 30 Days
GAAP Basis	$1,117,228	$1,117,228	Credit Card Ratios
Adjustments	1,539,461	1,539,461
As Adjusted	$2,656,689	$2,656,689	Interest Yield
			GAAP Basis	10.86%	11.69%
Loans Delinquent Over 90 Days			Adjustments	1.90%	0.94%
GAAP Basis	$590,132	$590,132	As Adjusted	12.76%	12.63%
Adjustments	803,342	803,342
As Adjusted	$1,393,474	$1,393,474	Net Principal Charge-off Rate
			GAAP Basis	8.77%	7.87%
Total Company Ratios			Adjustments	0.04%	0.13%
			As Adjusted	8.81%	8.00%
Effective Tax Rate
GAAP Basis	38.2%	39.8%	Delinquency Rate (over 30 days)
Adjustments	4.5%	(11.9%)	GAAP Basis	5.52%	5.52%
As Adjusted	42.6%	28.0%	Adjustments	0.08%	0.08%
			As Adjusted	5.60%	5.60%
Tangible Common Equity/Tangible Assets
GAAP Basis	15.0%	15.0%	Delinquency Rate (over 90 days)
Adjustments	(6.8%)	(6.8%)	GAAP Basis	2.92%	2.92%
As Adjusted	8.2%	8.2%	Adjustments	0.02%	0.02%
			As Adjusted	2.94%	2.94%

1 GAAP data is presented in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards ("FAS") No. 140 for the quarter and year ended November 30, 2009.  GAAP data for the quarters beginning February 28, 2010 is presented in accordance with FAS No. 166,  Accounting for Transfers of Financial Assets – an amendment of FAS No. 140  and FAS No. 167,  Amendments to FASB Interpretations No. 46(R), which were effective for the Company at the beginning of its current fiscal year, December 1, 2009.

2 The quarter and year ended November 30, 2009 include $472 million (estimated $285 million after-tax), and $1.9 billion (estimated $1.2 billion after-tax), respectively related to anti-trust litigation settlement.

3 Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

4 Effective Tax Rate represents tax expense divided by income before income taxes.

5 Tangible Assets represents total assets less goodwill and intangibles.

6 Net Loans represents total loans less the allowance for loan loss (period end).

7 Book Value per share represents total equity divided by ending common shares outstanding.

8 Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

9 Reserve Rate represents the allowance for loan losses divided by total loans. The Reserve Rate includes federal student loans held for sale.

10 Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

11 Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

12 Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

13 Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or credit card loans, as appropriate).

14 Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or credit card loans, as appropriate).

15 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

16 Gross proprietary sales volume on the Discover Network.

17 Tangible common equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful valuation to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to As Adjusted data schedule.

18 Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

19 Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

20 Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

21 Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

22 Return on Loan Receivables represents net income (annualized) divided by average total loans for the period.

23 Reserve Rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. The Company believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss. For a corresponding reconciliation of loans excluding the guaranteed portion of student loans to a GAAP financial measure, see Reconciliation of GAAP to As Adjusted data schedule.

24 Managed basis assumes that loans that have been securitized were not sold and presents financial information regarding these loans in a manner similar to the presentation of financial information regarding loans that have not been sold.

25 Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by average total loans for the period.

26 As adjusted adjustments include additional amounts necessary to reflect results as if the trusts used in our securitization activities had been fully consolidated in our historical results.  Also included are adjustments to exclude the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter and full year of 2009.

27 Securitization Adjustments reverse the effect of loan securitization by recharacterizing securitization income to report interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues in the same lines as non-securitized loans. Beginning December 1, 2009, securitization adjustments are no longer applicable as the trust assets are consolidated in GAAP reporting.

28 Adjustments represent the difference between GAAP basis and As Adjusted basis.